File No. 333-110037
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933

                                                                    June 2, 2009

                     Pioneer Small and Mid Cap Growth Fund
  Supplement to the May 1, 2009 Class A, Class B and Class C Shares Prospectus

The reorganization of Pioneer Small and Mid Cap Growth Fund into Pioneer Oak Ridge Small Cap Growth Fund has been approved by each fund's board of trustees. The trustees determined that the reorganization is in the best interests of the shareholders of both funds. Each fund is managed by Pioneer Investment Management, Inc. The proposed reorganization, which is subject to shareholder approval, is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the reorganization. The reorganization will be submitted for approval by shareholders of Pioneer Small and Mid Cap Growth Fund at a meeting anticipated to be held in the third quarter of 2009. If approved by the shareholders of Pioneer Small and Mid Cap Growth Fund, the reorganization is expected to close as soon as possible thereafter. There can be no assurance that the reorganization will be approved or, if approved, completed.




                                                                   23202-00-0609
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC